SUMMARY PROSPECTUS
January 28, 2026
Themes Copper Miners ETF
Ticker Symbol: COPA
Listed on the Cboe BZX Exchange, Inc.

Before you invest, you may want to review the statutory prospectus (the “Prospectus”), which contains more information about the Themes Copper Miners ETF (the “Fund”) and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, including the Fund’s Statement of Additional Information, online at www.ThemesETFs.com. You can also get this information at no cost by calling 1-866-5Themes (1-866-584-3637). The current Prospectus and Statement of Additional Information dated January 28, 2026 are incorporated by reference into this Summary Prospectus.

Fund Summary

Themes Copper Miners ETF
Investment Objective
The Themes Copper Miners ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the performance, before fees and expenses, of an index composed of companies that derive significant revenues from the mining, exploration, and refining of copper.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.35%
1.Restated to reflect current fees
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended September 30, 2025, the Fund's portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the performance, before fees and expenses, of the BITA Global Copper Mining Select NTR Index (the “Index”). The Index is based on a proprietary methodology developed and maintained by BITA GmbH (the “Index Provider”), which is an organization that is independent of, and unaffiliated with, the Fund and Themes Management Company, LLC, the Fund’s investment adviser (the “Adviser”).
The Index
The Index is designed to provide exposure to companies publicly listed on recognized, global exchanges that derive significant revenues from the mining, exploration, and refining of copper. The Index is denominated in U.S. dollars. As of December 31, 2025, the Index was comprised of 50 companies with a market capitalization range of between approximately $117.1 million and $154.2 billion and a weighted average market capitalization of approximately $24.8 billion.
In constructing or adjusting the Index, the Index Provider identifies an “Index Universe” that is composed of global, publicly listed securities, issued by companies with products, services and activities classified in the following areas or subthemes by the Index Provider (the “Copper Mining Industry”):
A. Copper Mining: Companies that derive revenue from copper mining and site development.
B. Copper Exploration: Companies that derive revenue from the value chain preceding the actual site development and extraction of copper ore.
C. Copper Refining: Companies that derive revenue from the value chain post mining until product manufacturing, such as refining and other processing of copper ore.
D. Copper Royalties: Companies that derive revenue from contracts, royalties, etc.
In order to provide an objective measure of the level of exposure of a company to the Copper Mining Industry, the Index Provider has developed an objective score, called the BITA Thematic Exposure Score. Revenue-based Thematic Exposure Scores are determined through an in-depth analysis of a company’s business footprint via the collection of publicly available data provided by the company in regulatory filings (such as Annual Reports, 10-Ks, 10-Qs, 20-Fs, 8-Ks), quarterly earnings reports, investor presentations, official earnings conference call transcripts, as well as credible news sources. A company’s total Thematic Exposure Score is equivalent to the sum of the revenue derived by the company from the Copper Mining Industry as a proportion of the company’s total revenue.
Companies must meet each of the following requirements to be included in the Index Universe:
Thematic requirement: Companies included in the Index Universe must first fulfill one of the following two requirements:
1) Thematic exposure (purity leaders): a Thematic Exposure Score equal to or greater than 30% of their total revenue, or
2) Thematic revenue dollars (revenue leaders): The thematic revenue dollar amount for each company is determined by taking the company’s total revenue and multiplying it by its Thematic Exposure Score. The securities from the top 5 companies ranked by their thematic revenue dollar amount from the Copper Mining Industry are chosen for inclusion in the Index Universe.
Country requirement: Securities of companies from India, Indonesia, Malaysia, Philippines, Russia, South Korea, Sri Lanka, Thailand, Vietnam, and Zimbabwe, as determined by the Index Provider, are excluded from the Index.
Exchange requirement: Only securities listed on eligible exchanges, as determined by the Index Provider, will be included.
Minimum size requirement: Securities of companies with a market capitalization below $100 million are excluded.
Minimum liquidity requirement: Securities of companies with a 3-month Average Daily Value Traded below $100,000 are excluded. The Average Daily Traded Value of a security is the sum of the daily traded value (the product of the closing price and the number of shares traded that day) over a specified period divided by the number of trading days over that specified period.
All securities in the Index Universe are selected for the Index (each, an “Index Component”). If a company has more than one share class that qualifies for membership on a stand-alone basis in the Index Universe, only the highest ranked share class will be included, as ranked by its 3-month Average Daily Value Traded. The determination of the Index Universe and the selection of Index Components is made by the Index Provider based on its proprietary methodology. The Index is rebalanced quarterly.
On Determination Day (defined below), Index Components are weighted based on free float market capitalization modified by thematic exposure using a proprietary algorithm developed by the Index Provider. The initial weights of each Index Component are reviewed and adjusted (if required) through a liquidity optimization process that limits single day trading to 25% of value traded for any Index Component given a theoretical $25,000,000 inflow. The weights of each Index Component cannot exceed 10% of the total Index weight. The cumulative weight of all Index Components representing more than 4.5% of the Index cannot exceed 45% of the total Index weight. The weights in excess are redistributed proportionally among the rest of the uncapped Index Components. The sum of the weights of all Index Components in countries that are classified as an emerging market country by the Index Provider is capped at 40% of the total Index weight. If the sum is greater than 40%, the weights of all emerging market Index Components are reduced proportionally until they sum to 40%. The weights in excess are redistributed proportionally among the uncapped developed market Index Components. After the above capping constraints have been satisfied, the weights of all Index Components are subject to a floor of 0.1%.
After the capping and flooring conditions outlined above are satisfied, a group floor is implemented such that the Index has at least 80% of its total weight allocated into securities issued by companies that either i) have a Thematic Exposure of equal to or greater than 50% of their total revenue, or ii) are ranked within the top 5 positions according to their Thematic Revenue Dollar Amount from the Copper Mining Industry (collectively, the “Thematic Exposure Flooring”). In cases where the Thematic Exposure Flooring cannot be satisfied (i.e. the 80% minimum weight threshold is not achieved), the Thematic Revenue Dollar Amount ranking threshold is relaxed so the companies within the top 10 positions in the ranking satisfy the Thematic Exposure Flooring. Companies fulfilling the Thematic Exposure Flooring requirements are defined as “Copper Mining Companies.”
The Index is reconstituted and rebalanced quarterly in March, June, September, and December at the Close of Business (COB) on the 3rd Friday of the rebalancing month after market close. The Determination Date for ordinary adjustments occurs at the COB on the 1st Friday of the rebalancing/reconstitution month.
The Fund’s Investment Strategy
The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities that comprise the Index and American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) based on the securities in the Index. The Fund will also invest, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in securities of Copper Mining Companies and ADRs and GDRs based on such securities. The Index may include securities of large-, mid- and small-capitalization companies. The Fund’s 80% Policies are non-fundamental and require 60 days prior written notice to shareholders before they can be changed.
The Fund uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to beat the Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index in the same approximate proportion as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements or sanctions imposed by the U.S. government) that apply to the Fund but not the Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Index than if it uses a representative sampling strategy.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Index is concentrated (i.e., holds 25% or more of its total assets) in a particular industry or group of industries, the Fund is expected to be concentrated in that industry or group of industries to approximately the same extent that the Index concentrates in an industry or group of industries. As of December 31, 2025, a significant portion of the Index is represented by securities of companies in the Copper Mining Industry, the exploration industry and the materials sector. The degree to which components of the Index represent certain sectors or industries may change over time.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).
Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
•Concentration Risk. To the extent that the Index concentrates in investments related to a particular industry or group of industries, the Fund also is expected to concentrate its investments to approximately the same extent. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.
◦Copper Mining Industry Risk. Companies in the copper mining industry may be adversely impacted by the volatility of commodity prices, changes in exchange rates, social and political unrest, war, events related to energy conservation, the success of exploration projects, depletion of resources, decreases in demand, over-production, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices, among other factors. Copper Mining companies may have significant operations in areas at risk for social and political unrest, security concerns and environmental damage. These companies may also be at risk for increased government regulation and intervention. Securities in the Fund’s portfolio may be significantly subject to the effects of the price of copper. The price of copper may be affected by changes in inflation rates, interest rates, monetary policy, economic conditions, and political stability. Investments in Copper Mining companies may be speculative and may be subject to greater price volatility than investments in other types of companies.
•Exploration Industry Risk. The exploration and development of mineral deposits involve significant financial risks over a significant period of time, which even a combination of careful evaluation, experience and knowledge may not eliminate. Few properties which are explored are ultimately developed into producing mines. Major expenditures may be required to establish reserves by drilling and to construct mining and processing facilities at a site. In addition, mineral exploration companies typically operate at a loss and are dependent on securing equity and/or debt financing, which might be more difficult to secure for an exploration company than for a more established counterpart.

•Calculation Methodology Risk. The Index Provider relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
•Commodity Risk. The Fund invests in companies that are susceptible to fluctuations in certain commodity markets and to price changes due to trade relations. Any negative changes in commodity markets that may be due to changes in supply and demand for commodities, changes in interest rates and monetary and other government policies, market events, war, regulatory developments, other catastrophic events, or other factors that the Fund cannot control could have an adverse impact on those companies. Securities of companies held by the Fund that are dependent on a single commodity, or are concentrated on a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices.
•Commodity Price Relationship Risk. The Index measures the performance of companies involved in the Copper Mining Industry and not the performance of the price of copper itself. The securities of companies involved in the Copper Mining Industry may under- or over-perform the price of copper over the short-term or the long-term.
•Currency Risk. The Fund may invest in securities denominated in foreign currencies. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if currencies of the underlying securities depreciate against the U.S. dollar or if there are delays or limits on repatriation of such currencies. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund’s NAV may change quickly and without warning, which could have a significant negative impact on the Fund.
•Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund and/or the Fund’s service providers, including the Adviser, Index Provider, market makers, Authorized Participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s Index Provider, Adviser, other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.
•Depositary Receipts Risk. The Fund may invest in depositary receipts (e.g., ADRs and GDRs) which involve similar risks to those associated with investments in foreign securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Index, may negatively affect the Fund’s ability to replicate the performance of the Index. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance and the Fund’s ability to replicate/track the performance of its Index.
•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.
•ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.
◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund, and this could lead to differences between the market price of the shares of the Fund and the underlying value of those shares.
•Foreign Securities Risk. The Fund’s investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.
•Geographic Risk. A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:
◦Risk of Investing in Canada. Investments in securities of Canadian issuers, including issuers located outside of Canada that generate significant revenue from Canada, involve risks and special considerations not typically associated with investments in the U.S. securities markets. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in natural resources sectors could have an adverse impact on the Canadian economy. Additionally, the Canadian economy is heavily dependent on relationships with certain key trading partners including the United States, countries in the European Union and China. Any trade policy changes by the United States, China or the European Union which reduced Canada's ability to trade with such regions could therefore have significant impact on the Canadian economy. Because the United States is Canada’s largest trading partner and foreign investor, the Canadian economy is dependent on and may be significantly affected by the U.S. economy. Reduction in spending on Canadian products and services or changes in the U.S. economy may adversely impact the Canadian economy. Trade agreements may further increase Canada’s dependency on the U.S. economy, and uncertainty as to future trade agreements may cause a decline in the value of the Fund’s Shares. Past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market and such demands may have this effect in the future. In addition, certain sectors of Canada’s economy may be subject to foreign ownership limitations. This may negatively impact the Fund’s ability to invest in Canadian issuers and to track the Index. Developments in the United States, including the imposition of tariffs by the United States, may have implications for the trade arrangements among the United States and Canada, which could negatively affect the value of securities held by the Fund.
◦Risk of Investing in China. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and surrounding Asian countries and may demonstrate significantly higher volatility from time to time in comparison to developed markets. China may be subject to considerable degrees of economic, political and social instability. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Chinese companies are also subject to the risk that Chinese authorities can intervene in their operations and structure. In addition, the Chinese economy is export-driven and highly reliant on trading with key partners. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy.
In addition, trade relations between the U.S. and China have recently been strained. Worsening trade relations between the two countries could adversely impact the Fund, particularly to the extent that the Chinese government restricts foreign investments in Chinese companies or the U.S. government restricts investments by U.S. investors in China. There may be companies included in the Index that have at times been, and may in the future be, subject to such restrictions. These recent developments have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund. Market volatility and volatility in the price of Fund shares may also result.
Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers. Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of accounting standards or auditor oversight as companies in more developed countries. As a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. Chinese companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, such as those mandated by the Holding Foreign Companies Accountable Act (HFCAA), which would significantly decrease the liquidity and value of the securities. In addition, there may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies, and shareholders may have limited legal remedies. The Fund is not actively managed and does not select investments based on investor protection considerations.
•Risk of Investments in China A-Shares. Investments by foreign investors in A-Shares are subject to various restrictions, regulations and limits. Investments in A-Shares are heavily regulated and the recoupment and repatriation of assets invested in A-Shares is subject to restrictions by the

Chinese government. The Chinese government may intervene in the A-Shares market and halt or suspend trading of A-Share securities for short or even extended periods of time. Recently, the A-Shares market has experienced considerable volatility and been subject to frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions. This could cause volatility in the Fund’s share price and subject the Fund to a greater risk of trading halts.
•Stock Connect Programs Risk. To the extent the Fund invests in China A-Shares, it expects to do so through the trading and clearing facilities of a participating exchange located outside of mainland China (“Stock Connect Programs”). The Stock Connect Programs are subject to daily quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in A-Shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the participating exchanges located outside of mainland China are not active, with the result that prices of A-Shares may fluctuate at times when the Fund is unable to add to or exit its positions. Only certain China A-Shares are eligible to be accessed through the Stock Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Stock Connect Programs. Because the Stock Connect Programs are still evolving, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is still relatively unknown. Further, regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the program. There is no guarantee that the participating exchanges will continue to support the Stock Connect Programs in the future.
◦Tax Risk of Investments in China A-Shares. The Fund’s investments in A-Shares will be subject to a number of taxes and tax regulations in China. The application of many of these tax regulations is at present uncertain. Moreover, China has implemented a number of tax reforms in recent years, including value added tax reform, and may continue to amend or revise existing Chinese tax laws in the future. The Fund’s investments in securities issued by Chinese companies, including A-Shares, may cause the Fund to become subject to withholding income tax and other taxes imposed by China. Changes in applicable Chinese tax law, particularly taxation on a retrospective basis, could reduce the after-tax profits of the Fund directly or indirectly by reducing the after-tax profits of the companies in China in which the Fund invests and could result in unexpected tax liabilities for the Fund. Any such changes could have an adverse impact on Fund performance.
◦Risk of Investing in Developed Markets. The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.
◦Risk of Investing in Emerging Markets. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Shares and cause the Fund to decline in value.

•International Closed Market Trading Risk. To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.
•Large-Capitalization Investing Risk. The Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
•Liquidity Risk. The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult or impossible to purchase or sell at an advantageous time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. Liquidity risk may be the result of, among other things, market turmoil, the reduced number and capacity of traditional market participants, or the lack of an active trading market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. liquid investments may become less liquid after being purchased by the Fund, particularly during periods of market stress. In addition, if a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt. Certain countries in which the Fund may invest may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert holdings to cash.
•Mid-Capitalization Companies Risk. Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.
•Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
•Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
•Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.
•Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

◦Materials Sector Risk. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations. Many companies in this sector are significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, and worldwide competition. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. This sector may also be affected by economic cycles, interest rates, resource availability, technical progress, labor relations, and government regulations.
•Securities Lending Risk. To the extent the Fund lends its securities, it may be subject to the following risks: (1) the securities in which the collateral is invested may not perform sufficiently to cover the applicable rebate rates paid to borrowers and related administrative costs; (2) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions; and (3) although borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, there is the risk of possible loss of rights in the collateral should the borrower fail financially.
•Small-Capitalization Investing Risk. Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.
•Tax Status Risk. The Fund intends to pay dividends each taxable year to enable it to continue to satisfy the distribution requirements necessary to qualify for treatment as a regulated investment company (“RIC”). If the Fund were to distribute to its shareholders less than the minimum amount required for any year, the Fund would become subject to U.S. federal income tax for that year on all of its taxable income and recognized gains, even those distributed to its shareholders. In addition, under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund may not earn more than 10% of its annual gross income from nonqualifying sources, such as gains resulting from the sale of commodities and precious metals. This could make it more difficult for the Fund to pursue its investment strategy and maintain qualification as a RIC. In lieu of potential disqualification as a RIC, the Fund is permitted to pay a tax for certain failures to satisfy this income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.
•Thematic Investing Risk. The Fund relies on the Index Provider for the identification of securities for inclusion in the Index that reflect themes and sub-themes, and its performance may suffer if such securities are not correctly identified or if a theme or sub-theme develops in an unexpected manner. Performance may also suffer if the stocks included in the Index do not benefit from the development of such themes or sub-themes. Performance may also be impacted by the inclusion of non-theme relevant exposures in the Index. There is no guarantee that the Index will reflect the theme and sub-theme exposures intended.
•Tracking Risk. The Fund’s return may not track the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Index as when the Fund purchases all of the securities in the Index in the proportions in which they are represented in the Index.
•Valuation Risk. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

Fund Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the most recent calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance and the Index. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information will be available on the Fund’s website at www.ThemesETFs.com or by calling the Fund toll-free at 1-866-5Themes (1-866-584-3637).
Calendar Year Total Return
During the period of time shown in the bar chart, the Fund’s highest quarterly return was 35.92% for the quarter ended September 30, 2025, and the lowest quarterly return was 2.30% for the quarter ended March 31, 2025.
Average Annual Total Returns for the Period Ended December 31, 2025

Themes Copper Miners ETF	1 Year	Since Inception (September 24, 2024)
Return Before Taxes	97.20%	59.12%
Return After Taxes on Distributions	93.73%	56.29%
Return After Taxes on Distributions and Sale of Shares	57.49%	44.31%
MSCI ACWI Index (reflects no deduction for fees, expenses, or taxes)	22.34%	17.61%
BITA Global Copper Mining Select NTR Index (reflects no deduction for fees, expenses, or taxes)	93.61%	56.79%
After-tax returns are calculated using the historical highest marginal individual U.S. federal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Management
Investment Adviser
Themes Management Company, LLC (the “Adviser”) serves as investment adviser to the Fund.
Portfolio Managers
Calvin Tsang, CFA, Head of Product Management and Development of the Adviser, Dingxun (Kevin) Shao, Vice President, Product Management & Development of the Adviser, and Paul Bartkowiak, Associate Vice President, Portfolio Management of the Adviser, are jointly and primarily responsible for the day-to-day management of the

Fund. Mr. Shao and Mr. Tsang have served as portfolio managers since the Fund’s inception in September 2024 and Mr. Bartkowiak has served as portfolio manager since January 2025.
Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund generally issues and redeems shares at NAV only in large blocks of shares known as “Creation Units,” which only institutions or large investors may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its net asset value, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.ThemesETFs.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.